McDonald Investments 2003 Bank Conference Investor Presentation

June 11, 2003

Forward-Looking Statements

This presentation contains certain forward-looking statements relating to present or future trends or factors affecting the operations, markets and products of Provident Financial Group, Inc. (PFGI). These factors are set forth in the Management Discussion and Analysis section of PFGI's most recent Form 10-Q and/or 10-K filing. Actual results could differ materially from those projected. PFGI undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

PROVIDENT FINANCIAL GROUP	page 2

Corporate Overview

✓	78 retail branches and 475 ATMs in Ohio, Northern Kentucky and the West Coast of Florida	✓	38th largest U.S. bank holding company

✓	Commercial lending offices located throughout Ohio and surrounding states	✓	Over 3,400 associates serving approximately 500,000 customers

✓	Strong and competitive regional banking franchise with solid #2 retail deposit market share position in local market	✓	Celebrated 100 years as “The Provident Bank” in 2002

• Loans: $9.2 billion • Deposits: $10.7 billion • Assets: $17.7 billion

PROVIDENT FINANCIAL GROUP	page 3

Noisy First Quarter

■	Unintentional errors in auto leasing income recognition model required restatement
■	Discovered by staff
■	Initiated independent review
	—	Review concurred with the conclusion that errors were unintentional, confirmed restatement amounts
	—	However, concluded that all auto leases were incorrectly classified as finance leases, resulting in second announcement
		t	Industry practice an issue
		t	Changes timing of income; adds to earnings in future periods
		t	No change in cash flow characteristics

PROVIDENT FINANCIAL GROUP	page 4

First Quarter 2003 Earnings Review

■	Reported 19% earnings growth
■	Continued company-wide focus on executing strategic plan
	—	Management focus on low-risk predictable earnings growth despite distraction related to the earnings restatement announcements
		t	Net charge-offs at lowest level in two years
		t	Both commercial and retail businesses are showing signs of growth with desired risk profiles

PROVIDENT FINANCIAL GROUP	page 5

Current Viewpoint/ Changing Corporate Risk Profile

■	A lower risk company engaged in achieving predictable and profitable earnings growth
	—	Continued resolution of credit issues
	—	Upgraded risk management systems and processes
	—	Improving balance sheet leverage
	—	Changing business mix to reduce earnings volatility

PROVIDENT FINANCIAL GROUP	page 6

Less Of These Loans

■	Reducing risk exposures
	—	Improving overall profitability by exiting volatile and higher-risk lending businesses

EOP Loan Balances ($ in millions)

PROVIDENT FINANCIAL GROUP	page 7

Creating a Better Risk/ Return Profile

■	Emphasizing predictability, more fee-based income and low-cost transactional accounts
	—	Retail Banking & Asset Management
	—	Prime Home Equity Lending
	—	Regional Middle-Market Commercial Lending & Cash Management Services
	—	Commercial Real Estate Sales & Services
	—	Middle-Market Equipment Leasing
	—	Residential Mortgage Sales & Services

PROVIDENT FINANCIAL GROUP	page 8

More Of These Loans

EOP Loan & Lease Balances ($ in millions)

PROVIDENT FINANCIAL GROUP	page 9

Investments Paying Off ~ Delivering Results

Average Retail & Commercial Deposits

PROVIDENT FINANCIAL GROUP	page 10

Primary Business Groups

First Quarter 2003
Earnings Contributions

Commercial
56%
Retail
24%
Mortgage
20%

PROVIDENT FINANCIAL GROUP	page 11

Commercial
Selected EOP Balance Sheet Items ($ in millions)

	03/31/03	03/31/02
Commercial & Industrial Loans	$ 4,516	$ 4,321
Commercial Real Estate Loans	1,476	1,426
Equipment Leasing	1,234	1,144
Deposits	1,013	592

■	Moderate loan growth in a weak economy encouraging
■	Deposit generation and other cross-sell efforts improving profitability
■	Non-interest income generation continues to be strong

PROVIDENT FINANCIAL GROUP	page 12

Emphasizing Deposits in Commercial Businesses

End of Period ~ Commercial Non-Interest DDAs ($ in millions)

Product Specialization, Differentiation and Training Yield Healthy Deposit Growth

PROVIDENT FINANCIAL GROUP	page 13

Fee-Based Income Providing Earnings Stability

Deposit, servicing and fee revenues continue to outpace asset related revenues

PROVIDENT FINANCIAL GROUP	page 14

Retail Strategy & Execution

	2000	2002/2003
Strategy	Fund PFGI’s rapid loan growth with rate driven deposit accounts	Change deposit mix from higher-cost CDs to lower-cost transaction balances
Value Proposition	Advice	Service
Product Focus	Rate-driven deposit accounts Financial Planning Investments	“Back-to-Basics” Transaction Accounts, Mortgages, Investments
Business Banking	Credit Focused Run similar to middle-market lending	Deposit Focused Sales staff in branches Automated Underwriting
Service/Retention	No measurement on service and retention Mystery Shops No formal process for problem resolution	Begin to measure service and retention Client Surveys Automated tracking of service issues

PROVIDENT FINANCIAL GROUP	page 15

Delivering Results in Retail

New products, cross-selling and increased marketing initiatives positively impacting sales results

PROVIDENT FINANCIAL GROUP	page 16

Retail Branch Network

Significant investments to develop and expand low-cost deposit relationships

FDIC Market Share Data# Hamilton County (Cincinnati Market)

#	June 30, 2002 data; FDIC market share data reported once per year in January
*	Excludes main office deposits

PROVIDENT FINANCIAL GROUP	page 17

Emphasizing Home Equity Lending
■	Super-prime home equity loans originated through retail branches and internet
—	Significant growth from alternative distribution channels
•	Internet a powerful tool to grow cost-efficient originations while effectively managing credit risk

PROVIDENT FINANCIAL GROUP	page 18

Mortgage

Well aligned with corporate goals to reduce risk, increase predictability

■	Warehouse lending provides spread and fee income, strong cross-sell opportunities
■	Emphasizing and growing third-party loan servicing
■	Loan originations and sales strategy
	—	Integrated underwriting technology a key factor contributing to strong loan origination growth in subsequent quarters

PROVIDENT FINANCIAL GROUP	page 19

Creating Customer Value

Customer Experience - Customer Expectations = Value -> Loyalty

■	“Raising the Bar” on all service-related metrics to create and deliver distinctive value to customers
	—	Implementing a top-to-bottom company-wide customer-centric service culture
	—	Developing consistent, efficient and effective company-wide customer needs resolution processes
	—	Establishing and enforcing clearly defined accountability measurements
	—	Increased emphasis on creating a positive and supporting work environment for associates and rewarding them for creating value for customers

PROVIDENT FINANCIAL GROUP	page 20

Credit Trends & Expectations

■	Continuing to proactively manage exposures
■	Net charge-offs continue to decline
	—	Full-year 2003 NCO ratio expectation remains between 70 and 80 basis points
■	Loan loss reserve level remained consistent with prior quarter
■	1Q-03 increase in non-performing assets
	—	NPA ratio skewed by businesses being exited
	—	NPAs expected to trend down after 2Q-03

PROVIDENT FINANCIAL GROUP	page 21

Changing Business Line-Up Stabilizing Commercial Credit Metrics

Commercial Businesses Net Charge-Off Ratio

6.00%
4.00%
2.00%
0.00%
-2.00%
0.24%
0.22%
0.05%
1.17%
1.22%
1.58%
1.52%
3.47%
5.22%
5.07%
0.16%
-0.89%
-0.24%
0.64%
0.39%
0.01%
0.17%
0.32%
1.02%
0.60%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
Continued Businesses
Discontinued Businesses

PROVIDENT FINANCIAL GROUP	page 22

Continued/Discontinued Business NPA Comparison

($ in millions)	Period Ended
	March 31, 2003		December 31, 2002		September 30, 2002
EOP Loans, Leases & Other NPAs		% of Portfolio		% of Portfolio		% of Portfolio
Discontinued Businesses	$ 1,094.2	12%	$ 1,189.9	13%	$ 1,337.0	15%
Core Businesses	8,079.5	88%	7,959.7	87%	7,677.0	85%

Total	$ 9,173.7	100%	$ 9,149.6	100%	$ 9,014.0	100%

Non-Performing Assets
Discontinued Businesses	$ 102.7	50%	$ 96.5	53%	$ 102.0	53%
Core Businesses	100.7	50%	85.7	47%	91.5	47%

Total	$ 203.4	100%	$ 182.2	100%	$ 193.5	100%

Total NPAs/Total Loans & Other NPAs
Discontinued Businesses	9.39%		8.11%		7.63%
Core Businesses	1.25%		1.08%		1.19%

Total	2.22%		1.99%		2.15%

Discontinued businesses include leveraged cash flow lending, commercial aircraft and non-conforming consumer mortgage

PROVIDENT FINANCIAL GROUP	page 23

Summary & Outlook

■	Cautiously optimistic on both growth opportunities and credit quality
■	Remain comfortable with current full-year 2003 estimated earnings per share range ($2.30 - $2.50)
■	Executing lower-risk strategy; more predictable earnings
	—	Volatile lending portfolios down
	—	Predictable lending portfolios up
	—	Increased levels of fee-based income
	—	Deposit mix changing
■	Successfully transforming Provident into a growth company producing predictable results

PROVIDENT FINANCIAL GROUP	page 24